UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2021

Date of reporting period:	May 1, 2020 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Sustainable Future Fund

Semiannual report
10 | 31 | 20

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PMVAX

Putnam
Sustainable Future
Fund

Semiannual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 8, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

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How were conditions for stock market investors during the reporting period?

KATHERINE Stocks continued their impressive advance over most of the period, although markets met with some turbulence in the final months. When the period began in May 2020, stocks were rebounding dramatically after the steep market decline in the first quarter of the year. As measured by the S&P 500 Index, stocks delivered gains in May and closed the month of June with their best quarterly return in over 20 years. Also during the period, the U.S. Federal Reserve held interest rates steady and vowed to act appropriately to support the economy. It introduced several programs to support liquidity and stability in funding markets.

In September, market conditions became a bit more challenging. Although stocks delivered their second consecutive quarterly gain, market volatility picked up as COVID-19 cases began to surge globally. Also weighing on investor sentiment was uncertainty surrounding the U.S. presidential election. In the final two months of the period, stock indexes declined.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform in this environment?

STEPHANIE We are pleased to report that the fund returned 33.33% for the six-month period, outperforming its primary benchmark, the Russell Midcap Growth Index, which returned 23.33%. The fund also outperformed the average return for funds in its Lipper peer group, which was 24.46%.

Could you discuss some holdings that contributed to the fund’s performance during the period?

KATHERINE The top contributor to performance was our investment in Sunrun, a leader in residential solar installations in the United States. Demand for the company’s services has increased as consumers seek cleaner energy sources and as communities deal with extreme weather and related power outages.

Sunrun has grown its volumes at a steady and consistent pace. The company has been making significant progress in attaching batteries to residential solar systems, which has driven better financials for the company and has offered more resilient systems for customers. In October 2020, Sunrun solidified its leadership position by merging with Vivint solar, which we believe should result in meaningful cost and cross-sell synergies.

STEPHANIE Another performance highlight was Livongo, a technology company that helps with the management and treatment of chronic health conditions, particularly diabetes. The company delivered strong revenue growth as its services resonated with customers, which include employers and insurance payers. Livongo combines technology and data science to encourage behavior changes for diabetic patients, which helps improve health outcomes and reduces overall health-care costs.

In August 2020, it was announced that Livongo would be acquired by Teladoc, a company that provides medical consultations by phone and video. We believe this is a favorable development that will result in cost and revenue synergies. We believe the combined company will be able to provide virtual care to address a wide range of health-care needs, including preventative and behavioral health care and remote monitoring to help patients manage chronic conditions.

What were some holdings that detracted from performance during the period?

KATHERINE Interface, a manufacturer of commercial flooring, was one of the top detractors from performance for the period. Interface’s commercial carpet business was affected by the COVID-19 pandemic as many workers moved out of office settings and companies paused their investments in office space. Future flooring orders declined as businesses paused new office expansion plans and doubts were raised about future demand for office space in general. Despite new product introductions, such as Interface’s new carbon-negative carpet tile, the company’s revenue and earnings declined during this period of uncertainty. At period-end, we continued to hold Interface in the portfolio. We believe businesses will eventually need to reinvest and/or reconfigure their workspaces, and Interface offers the type of environmentally friendly products that are preferred by a growing number of customers.

STEPHANIE Another underperformer in the period was Becton Dickinson, a medical device company that provides critical equipment for hospitals and other health-care systems. Becton experienced lower-than-expected revenues and earnings during the period for a few reasons. Because of the COVID-19 pandemic, elective hospital procedures declined considerably, which hurt Becton Dickinson’s medical supplies business. Also,

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the company faced some unexpected delays due to an FDA-mandated product recall in its pump business, which hurt growth prospects. In addition, a competitor launched a more accurate and less expensive antigen COVID test, which lowered expectations for Becton’s testing opportunity. By the close of the period, we had sold this stock from the portfolio.

What is your outlook for the coming months?

STEPHANIE The complexities of 2020 have given us an opportunity to test our processes and performance in an extreme set of conditions. During this time, sustainable investing strategies have fared well, as has our active investment approach. Regardless of the economic backdrop, our focus remains on individual stock selection. With our research-driven process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will expand even further. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability solutions.

KATHERINE At the same time, we are experiencing the intersection of several related systems in simultaneous crisis. The health crisis and resulting economic turmoil have illuminated the long-term reality of racial injustice and the ongoing climate crisis in new and profound ways. These conditions have caused widespread suffering, and at the same time they have reminded us of what is constant. Now more than ever, we believe sustainable companies could prove to be more financially resilient and could create more value than others over the long term. While highlighting current fragilities, this period, in our view, will also reveal new opportunities and solutions that contribute to a thriving society, planet, and economy.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	10.76%	256.26%	13.55%	87.42%	13.39%	59.43%	16.82%	37.93%	33.33%
After sales charge	10.45	235.77	12.88	76.64	12.05	50.26	14.54	30.00	25.67
Class B (1/16/01)
Before CDSC	10.57	243.14	13.12	80.49	12.54	55.80	15.93	36.93	32.79
After CDSC	10.57	243.14	13.12	78.49	12.28	52.80	15.18	31.93	27.79
Class C (1/16/01)
Before CDSC	10.36	230.67	12.70	80.46	12.53	55.82	15.93	36.90	32.83
After CDSC	10.36	230.67	12.70	80.46	12.53	55.82	15.93	35.90	31.83
Class R (4/1/03)
Net asset value	10.49	247.61	13.27	85.09	13.10	58.26	16.54	37.61	33.16
Class R6 (5/22/18)
Net asset value	11.03	266.59	13.87	90.40	13.75	61.11	17.23	38.45	33.60
Class Y (4/2/02)
Net asset value	11.01	265.40	13.84	89.79	13.67	60.59	17.10	38.26	33.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell Midcap
Growth Index	8.27%	274.85%	14.13%	93.82%	14.15%	52.91%	15.21%	21.14%	23.33%
Russell 3000 Value —
Russell Midcap
Growth Linked	7.77	236.11	12.89	82.12	12.74	44.48	13.05	21.14	23.33
Benchmark*
Lipper Multi-Cap
Growth Funds	7.37	285.90	14.15	104.13	14.82	60.36	16.55	29.94	24.46
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Russell 3000 Value - Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/20, there were 506, 504, 455, 398, 271, and 104 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/20

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/20	$17.52	$18.59	$15.43	$15.38	$16.89	$17.65	$17.61
10/31/20	23.36	24.79	20.49	20.43	22.49	23.58	23.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

8 Sustainable Future Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/99)
Before sales charge	10.88%	269.53%	13.96%	99.85%	14.85%	61.86%	17.41%	42.13%	54.81%
After sales charge	10.57	248.28	13.29	88.36	13.50	52.56	15.12	33.95	45.91
Class B (1/16/01)
Before CDSC	10.68	255.96	13.54	92.48	13.99	58.26	16.54	41.07	54.27
After CDSC	10.68	255.96	13.54	90.48	13.76	55.26	15.79	36.07	49.27
Class C (1/16/01)
Before CDSC	10.48	242.77	13.11	92.61	14.01	58.29	16.54	41.14	54.28
After CDSC	10.48	242.77	13.11	92.61	14.01	58.29	16.54	40.14	53.28
Class R (4/1/03)
Net asset value	10.61	260.39	13.68	97.39	14.57	60.61	17.11	41.81	54.61
Class R6 (5/22/18)
Net asset value	11.15	280.17	14.29	103.09	15.22	63.63	17.84	42.70	55.13
Class Y (4/2/02)
Net asset value	11.13	278.95	14.25	102.44	15.15	63.10	17.71	42.52	55.08

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/20	1.07%	1.82%	1.82%	1.32%	0.68%	0.82%
Annualized expense ratio for the
six-month period ended 10/31/20	1.03%	1.78%	1.78%	1.28%	0.66%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.06	$10.44	$10.45	$7.52	$3.89	$4.59
Ending value (after expenses)	$1,333.30	$1,327.90	$1,328.30	$1,331.60	$1,336.00	$1,335.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.24	$9.05	$9.05	$6.51	$3.36	$3.97
Ending value (after expenses)	$1,020.01	$1,016.23	$1,016.23	$1,018.75	$1,021.88	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Sustainable Future Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, technological obsolescence, falling prices and profits, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s sustainable and environmental, social, and/or corporate governance (ESG) investment strategy may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell® Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

12 Sustainable Future Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Sustainable Future Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Sustainable Future Fund 15

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. PSERV has agreed to maintain the 25 basis point investor servicing expense limitation until at least August 31, 2021 and Putnam Management has agreed to maintain the 20 basis point “other expense” limitation until at least August 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam

16 Sustainable Future Fund

Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families

Sustainable Future Fund 17

Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was positive and trailed the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year period ended December 31, 2019 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s observation that, while no individual security had detracted significantly from the fund’s performance over the one-year period, stock selection within the technology sector had detracted most from the fund’s performance. The Trustees considered that the fund was renamed Putnam Sustainable Future Fund (formerly, Putnam Multi-Cap Value Fund) and changed its investment strategies to become an environmental, social and governance focused fund in March 2018. The Trustees also noted Putnam Management’s observation that the fund had delivered strong results in the first quarter of 2020 and that, since the Fund was repositioned on March 21, 2018 through March 31, 2020, the Fund’s performance was competitive with its benchmark. In addition, the Trustees considered that Putnam Management was confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These

18 Sustainable Future Fund

include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Sustainable Future Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Sustainable Future Fund

The fund’s portfolio 10/31/20 (Unaudited)

COMMON STOCKS (95.6%)*	Shares	Value
Automobiles (0.4%)
Fisker, Inc. (Rights) † F	230,685	$2,105,231
		2,105,231
Banks (2.2%)
First Republic Bank	84,519	10,661,227
		10,661,227
Biotechnology (3.0%)
Regeneron Pharmaceuticals, Inc. †	9,200	5,000,752
Seagen, Inc. †	33,100	5,521,080
Vertex Pharmaceuticals, Inc. †	19,400	4,042,184
		14,564,016
Building products (2.0%)
AZEK Co., Inc. (The) †	108,817	3,638,840
Carrier Global Corp.	66,300	2,213,757
Trex Co., Inc. †	50,400	3,504,816
		9,357,413
Capital markets (1.8%)
MSCI, Inc.	25,100	8,780,984
		8,780,984
Chemicals (4.6%)
Ecolab, Inc.	28,700	5,269,033
Ingevity Corp. †	68,600	3,764,768
Koninklijke DSM NV (Netherlands)	52,984	8,481,740
Novozymes A/S Class B (Denmark)	79,130	4,754,980
		22,270,521
Commercial services and supplies (2.2%)
Herman Miller, Inc.	236,300	7,200,061
Interface, Inc.	578,317	3,545,083
		10,745,144
Containers and packaging (2.1%)
Ball Corp.	113,400	10,092,600
		10,092,600
Diversified consumer services (1.9%)
Chegg, Inc. †	78,400	5,757,696
WW International, Inc. †	163,800	3,466,008
		9,223,704
Diversified financial services (1.0%)
Eurazeo SA (France) †	102,395	4,655,690
		4,655,690
Diversified telecommunication services (0.8%)
Liberty Global PLC Class C (United Kingdom) †	197,400	3,683,484
		3,683,484
Electric utilities (1.7%)
NextEra Energy, Inc.	109,600	8,023,816
		8,023,816
Electrical equipment (1.8%)
Array Technologies, Inc. † S	87,599	3,228,023
Sunrun, Inc. †	106,457	5,537,893
		8,765,916

Sustainable Future Fund 21

COMMON STOCKS (95.6%)* cont.	Shares	Value
Electronic equipment, instruments, and components (2.3%)
Itron, Inc. †	64,300	$4,369,185
Trimble Inc. †	134,100	6,454,233
		10,823,418
Food products (4.8%)
Beyond Meat, Inc. † S	30,000	4,272,900
Laird Superfood, Inc. † S	84,201	3,873,246
McCormick & Co., Inc. (non-voting shares)	47,800	8,628,378
Nomad Foods, Ltd. (United Kingdom) †	262,300	6,360,775
		23,135,299
Health-care equipment and supplies (13.0%)
Cooper Cos., Inc. (The)	14,700	4,690,035
Danaher Corp.	78,000	17,904,120
Edwards Lifesciences Corp. †	62,500	4,480,625
Hologic, Inc. †	126,600	8,712,612
IDEXX Laboratories, Inc. †	16,200	6,882,084
Insulet Corp. †	21,800	4,845,050
Mesa Laboratories, Inc. S	24,531	6,412,649
Nevro Corp. †	25,400	3,789,934
ResMed, Inc.	24,800	4,760,112
		62,477,221
Health-care providers and services (1.3%)
HealthEquity, Inc. †	116,750	6,011,458
		6,011,458
Health-care technology (1.5%)
Livongo Health, Inc. † S	9,416	1,201,764
Teladoc Health, Inc. † S	29,300	5,756,278
		6,958,042
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc. †	8,800	10,573,024
Vail Resorts, Inc.	31,300	7,262,852
		17,835,876
Household durables (0.5%)
Purple Innovation, Inc. † S	87,700	2,488,049
		2,488,049
Interactive media and services (1.0%)
Pinterest, Inc. Class A †	83,437	4,918,611
		4,918,611
Internet and direct marketing retail (2.0%)
Etsy, Inc. †	28,600	3,477,474
Stitch Fix, Inc. Class A † S	179,300	6,173,299
		9,650,773
IT Services (3.4%)
GoDaddy, Inc. Class A †	114,500	8,099,730
Mastercard, Inc. Class A	23,300	6,725,312
Snowflake, Inc. Class A † S	5,307	1,326,856
		16,151,898
Life sciences tools and services (5.4%)
Bio-Rad Laboratories, Inc. Class A †	15,700	9,206,794
Thermo Fisher Scientific, Inc.	35,300	16,701,136
		25,907,930

22 Sustainable Future Fund

COMMON STOCKS (95.6%)* cont.	Shares	Value
Machinery (1.2%)
Xylem, Inc.	68,500	$5,969,090
		5,969,090
Mortgage real estate investment trusts (REITs) (1.4%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	155,700	6,516,045
		6,516,045
Multiline retail (1.5%)
Dollar General Corp.	34,700	7,242,237
		7,242,237
Pharmaceuticals (0.5%)
Zoetis, Inc.	14,200	2,251,410
		2,251,410
Road and rail (0.2%)
Lyft, Inc. Class A †	45,800	1,045,614
		1,045,614
Semiconductors and semiconductor equipment (6.0%)
Applied Materials, Inc.	134,400	7,960,512
ASML Holding NV (Netherlands)	18,600	6,718,506
Cree, Inc. † S	52,500	3,339,000
First Solar Inc. †	45,895	3,994,930
NXP Semiconductors NV	48,300	6,526,296
		28,539,244
Software (17.9%)
Adobe, Inc. †	33,200	14,843,721
Crowdstrike Holdings, Inc. Class A †	67,700	8,383,968
DocuSign, Inc. †	48,300	9,768,675
Dynatrace, Inc. †	203,227	7,175,945
Elastic NV † S	30,000	3,042,300
Everbridge, Inc. † S	69,243	7,249,050
Lightspeed POS, Inc. (Canada) †	140,400	4,491,367
RingCentral, Inc. Class A †	28,801	7,440,450
Salesforce.com, Inc. †	36,900	8,570,763
Talend SA ADR †	183,200	6,895,648
Verra Mobility Corp. †	369,200	3,548,012
Vertex, Inc. Class A †	167,524	4,060,782
		85,470,681
Textiles, apparel, and luxury goods (1.3%)
lululemon athletica, Inc. (Canada) †	19,945	6,368,239
		6,368,239
Trading companies and distributors (1.2%)
United Rentals, Inc. †	32,100	5,723,109
		5,723,109
Total common stocks (cost $313,301,711)		$458,413,990

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value
Fortive Corp. Ser. A, 5.00% cv. pfd.	6,794	$6,203,694
Total convertible preferred stocks (cost $5,146,248)		$6,203,694

Sustainable Future Fund 23

SHORT-TERM INVESTMENTS (10.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	38,556,100	$38,556,100
Putnam Short Term Investment Fund Class P 0.17% L	10,770,419	10,770,419
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	110,000	110,000
Total short-term investments (cost $49,436,519)		$49,436,519

TOTAL INVESTMENTS
Total investments (cost $367,884,478)		$514,054,203

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2020 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $479,646,918.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,322,503 to cover certain derivative contracts and the settlement of certain securities.

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $10,619,487) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/16/20	$4,014,722	$4,093,135	$78,413
Barclays Bank PLC
	British Pound	Sell	12/16/20	2,564,371	2,637,914	73,543
HSBC Bank USA, National Association
	British Pound	Sell	12/16/20	1,161,017	1,193,761	32,744
JPMorgan Chase Bank N.A.
	Euro	Sell	12/16/20	1,155,125	1,177,739	22,614
State Street Bank and Trust Co.
	Euro	Buy	12/16/20	772,493	788,281	(15,788)

24 Sustainable Future Fund

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $10,619,487) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Euro	Sell	12/16/20	$714,783	$728,657	$13,874
Unrealized appreciation						221,188
Unrealized (depreciation)						(15,788)
Total						$205,400

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks* :
Communication services	$8,602,095	$—	$—
Consumer discretionary	52,808,878	—	2,105,231
Consumer staples	23,135,299	—	—
Financials	30,613,946	—	—
Health care	118,170,077	—	—
Industrials	41,606,286	—	—
Information technology	140,985,241	—	—
Materials	32,363,121	—	—
Utilities	8,023,816	—	—
Total common stocks	456,308,759	—	2,105,231
Convertible preferred stocks	—	6,203,694	—
Short-term investments	10,880,419	38,556,100	—
Totals by level	$467,189,178	$44,759,794	$2,105,231

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$205,400	$—
Totals by level	$—	$205,400	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 25

Statement of assets and liabilities 10/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $35,908,208 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $318,557,959)	$464,727,684
Affiliated issuers (identified cost $49,326,519) (Notes 1 and 5)	49,326,519
Cash	7,229
Foreign currency (cost $194) (Note 1)	194
Dividends, interest and other receivables	105,938
Foreign tax reclaim	99,422
Receivable for shares of the fund sold	1,311,089
Receivable for investments sold	5,576,465
Unrealized appreciation on forward currency contracts (Note 1)	221,188
Prepaid assets	32,239
Total assets	521,407,967

LIABILITIES
Payable for investments purchased	487,087
Payable for shares of the fund repurchased	1,872,518
Payable for compensation of Manager (Note 2)	239,148
Payable for custodian fees (Note 2)	23,422
Payable for investor servicing fees (Note 2)	132,213
Payable for Trustee compensation and expenses (Note 2)	124,158
Payable for administrative services (Note 2)	747
Payable for distribution fees (Note 2)	104,075
Unrealized depreciation on forward currency contracts (Note 1)	15,788
Collateral on securities loaned, at value (Note 1)	38,556,100
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,000
Other accrued expenses	95,793
Total liabilities	41,761,049

Net assets	$479,646,918

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$282,412,318
Total distributable earnings (Note 1)	197,234,600
Total — Representing net assets applicable to capital shares outstanding	$479,646,918

(Continued on next page)

26 Sustainable Future Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($389,397,948 divided by 16,669,169 shares)	$23.36
Offering price per class A share (100/94.25 of $23.36)*	$24.79
Net asset value and offering price per class B share ($195,029 divided by 9,517 shares)**	$20.49
Net asset value and offering price per class C share ($13,084,054 divided by 640,367 shares)**	$20.43
Net asset value, offering price and redemption price per class R share
($10,638,227 divided by 473,012 shares)	$22.49
Net asset value, offering price and redemption price per class R6 share
($19,822,108 divided by 840,579 shares)	$23.58
Net asset value, offering price and redemption price per class Y share
($46,509,552 divided by 1,978,161 shares)	$23.51

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 27

Statement of operations Six months ended 10/31/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $12,973)	$1,077,963
Interest (including interest income of $28,570 from investments in affiliated issuers) (Note 5)	28,678
Securities lending (net of expenses) (Notes 1 and 5)	730,001
Total investment income	1,836,642

EXPENSES
Compensation of Manager (Note 2)	1,292,763
Investor servicing fees (Note 2)	383,110
Custodian fees (Note 2)	17,987
Trustee compensation and expenses (Note 2)	10,241
Distribution fees (Note 2)	561,519
Administrative services (Note 2)	4,443
Other	124,231
Total expenses	2,394,294
Expense reduction (Note 2)	(855)
Net expenses	2,393,439

Net investment loss	(556,797)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	40,396,059
Foreign currency transactions (Note 1)	(931)
Forward currency contracts (Note 1)	(380,136)
Total net realized gain	40,014,992
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	88,576,979
Assets and liabilities in foreign currencies	5,961
Forward currency contracts	(11,021)
Total change in net unrealized appreciation	88,571,919

Net gain on investments	128,586,911

Net increase in net assets resulting from operations	$128,030,114

The accompanying notes are an integral part of these financial statements.

28 Sustainable Future Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/20*	Year ended 4/30/20
Operations
Net investment loss	$(556,797)	$(707,037)
Net realized gain on investments
and foreign currency transactions	40,014,992	15,943,678
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	88,571,919	(3,183,815)
Net increase in net assets resulting from operations	128,030,114	12,052,826
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(127,410)
Class R6	—	(69,142)
Class Y	—	(112,237)
From net realized long-term gain on investments
Class A	—	(8,682,057)
Class B	—	(4,586)
Class C	—	(388,178)
Class R	—	(268,083)
Class R6	—	(439,744)
Class Y	—	(1,049,745)
Decrease from capital share transactions (Note 4)	(35,654,212)	(13,356,668)
Total increase (decrease) in net assets	92,375,902	(12,445,024)

NET ASSETS
Beginning of period	387,271,016	399,716,040
End of period	$479,646,918	$387,271,016

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2020**	$17.52	(.03)	5.87	5.84	—	—	—	$23.36	33.33*	$389,398	.52*	(.13)*	18*
April 30, 2020	17.45	(.03)	.59	.56	(.01)	(.48)	(.49)	17.52	3.15	311,058	1.07	(.18)	72
April 30, 2019	19.58	.10	2.23	2.33	(.23)	(4.23)	(4.46)	17.45	14.92	324,312	1.09	.51	31
April 30, 2018	19.59	.11	.77	.88	—	(.89)	(.89)	19.58	4.53	324,298	1.07	.56	116
April 30, 2017	17.72	.13	2.16	2.29	(.13)	(.29)	(.42)	19.59	13.01	338,915	1.08	.72	78
April 30, 2016	19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	17.72	(3.21)	326,727	1.07[e]	.79[e]	76
Class B
October 31, 2020**	$15.43	(.10)	5.16	5.06	—	—	—	$20.49	32.79*	$195	.90 *	(.51)*	18*
April 30, 2020	15.53	(.14)	.52	.38	—	(.48)	(.48)	15.43	2.39	146	1.82	(.91)	72
April 30, 2019	17.92	(.04)	2.00	1.96	(.12)	(4.23)	(4.35)	15.53	14.08	216	1.84	(.26)	31
April 30, 2018	18.14	.07	.60	.67	—	(.89)	(.89)	17.92	3.72	91	1.82	.36	116
April 30, 2017	16.44	(.01)	2.00	1.99	—[d]	(.29)	(.29)	18.14	12.18	6,616	1.83	(.05)	78
April 30, 2016	18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	16.44	(3.94)	6,335	1.82[e]	.08[e]	76
Class C
October 31, 2020**	$15.38	(.09)	5.14	5.05	—	—	—	$20.43	32.83*	$13,084	.90 *	(.50)*	18*
April 30, 2020	15.48	(.14)	.52	.38	—	(.48)	(.48)	15.38	2.40	11,503	1.82	(.92)	72
April 30, 2019	17.80	(.03)	1.98	1.95	(.04)	(4.23)	(4.27)	15.48	14.04	14,027	1.84	(.20)	31
April 30, 2018	18.02	(.03)	.70	.67	—	(.89)	(.89)	17.80	3.74	17,538	1.82	(.16)	116
April 30, 2017	16.35	(.01)	1.98	1.97	(.01)	(.29)	(.30)	18.02	12.13	29,117	1.83	(.04)	78
April 30, 2016	18.40	—[d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	16.35	(3.91)	26,861	1.82[e]	.01[e]	76
Class R
October 31, 2020**	$16.89	(.05)	5.65	5.60	—	—	—	$22.49	33.16*	$10,638	.65*	(.26)*	18*
April 30, 2020	16.87	(.07)	.57	.50	—	(.48)	(.48)	16.89	2.92	8,318	1.32	(.43)	72
April 30, 2019	19.06	.05	2.16	2.21	(.17)	(4.23)	(4.40)	16.87	14.64	9,841	1.34	.29	31
April 30, 2018	19.14	.06	.75	.81	—	(.89)	(.89)	19.06	4.26	10,835	1.32	.32	116
April 30, 2017	17.33	.08	2.11	2.19	(.09)	(.29)	(.38)	19.14	12.68	12,770	1.33	.46	78
April 30, 2016	19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	17.33	(3.45)	12,223	1.32[e]	.54[e]	76
Class R6
October 31, 2020**	$17.65	.01	5.92	5.93	—	—	—	$23.58	33.60*	$19,822	.33*	.05*	18*
April 30, 2020	17.58	.03	.60	.63	(.08)	(.48)	(.56)	17.65	3.51	15,191.68		.19	72
April 30, 2019#	20.59	.14	1.35	1.49	(.27)	(4.23)	(4.50)	17.58	10.17*	13,953	.66*	.78*	31
Class Y
October 31, 2020**	$17.61	—[d]	5.90	5.90	—	—	—	$23.51	33.50 *	$46,510	.39*	.01*	18*
April 30, 2020	17.54	.01	.59	.60	(.05)	(.48)	(.53)	17.61	3.38	41,056.82		.06	72
April 30, 2019	19.66	.15	2.24	2.39	(.28)	(4.23)	(4.51)	17.54	15.23	32,539.84		.79	31
April 30, 2018	19.62	.17	.76	.93	—	(.89)	(.89)	19.66	4.78	45,701.82		.83	116
April 30, 2017	17.74	.14	2.21	2.35	(.18)	(.29)	(.47)	19.62	13.32	76,486.83		.77	78
April 30, 2016	19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	17.74	(2.99)	46,517	.82[e]	.95[e]	76

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Sustainable Future Fund	Sustainable Future Fund 31

Financial highlights cont.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

# For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

32 Sustainable Future Fund

Notes to financial statements 10/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2020 through October 31, 2020.

Putnam Sustainable Future Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies.

Sustainable investing — Impact Companies. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, Putnam Management considers the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that Putnam Management uses to evaluate environmental, social and economic development impacts will continue to evolve over time.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Sustainable Future Fund 33

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

34 Sustainable Future Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Sustainable Future Fund 35

At the close of the reporting period, the fund had a net liability position of $15,788 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $38,556,100 and the value of securities loaned amounted to $35,984,528. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020)  for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $59,172 to its fiscal year ending April 30, 2021 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and April 30, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and April 30, 2020).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $369,085,414,

36 Sustainable Future Fund

resulting in gross unrealized appreciation and depreciation of $156,817,019 and $11,642,830, respectively, or net unrealized appreciation of $145,174,189.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Sustainable Future Fund 37

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$312,744	Class R6	4,530
Class B	154	Class Y	45,838
Class C	11,471	Total	$383,110
Class R	8,373

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $855 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $347, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$467,133
Class B	1.00%	1.00%	923
Class C	1.00%	1.00%	68,447
Class R	1.00%	0.50%	25,016
Total			$561,519

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,777 from the sale of class A shares, and received $66 and $238 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $22 on class A redemptions.

38 Sustainable Future Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$79,438,805	$112,690,505
U.S. government securities (Long-term)	—	—
Total	$79,438,805	$112,690,505

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	570,158	$12,581,913	1,820,907	$32,097,797
Shares issued in connection with
reinvestment of distributions	—	—	477,120	8,440,250
	570,158	12,581,913	2,298,027	40,538,047
Shares repurchased	(1,655,064)	(35,379,873)	(3,129,726)	(54,588,730)
Net decrease	(1,084,906)	$(22,797,960)	(831,699)	$(14,050,683)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,732	$29,672	2,200	$34,548
Shares issued in connection with
reinvestment of distributions	—	—	293	4,586
	1,732	29,672	2,493	39,134
Shares repurchased	(1,651)	(28,847)	(6,949)	(108,972)
Net increase (decrease)	81	$825	(4,456)	$(69,838)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	50,836	$942,488	102,604	$1,563,819
Shares issued in connection with
reinvestment of distributions	—	—	24,436	380,713
	50,836	942,488	127,040	1,944,532
Shares repurchased	(158,359)	(3,099,955)	(285,159)	(4,385,522)
Net decrease	(107,523)	$(2,157,467)	(158,119)	$(2,440,990)

Sustainable Future Fund 39

	YEAR ENDED 4/30/20*
Class M	Shares	Amount
Shares sold	17,323	$282,543
Shares issued in connection with reinvestment of distributions	—	—
	17,323	282,543
Shares repurchased	(313,774)	(5,279,905)
Net decrease	(296,451)	$(4,997,362)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	66,541	$1,454,212	113,017	$1,923,427
Shares issued in connection with
reinvestment of distributions	—	—	14,748	251,751
	66,541	1,454,212	127,765	2,175,178
Shares repurchased	(86,038)	(1,787,747)	(218,595)	(3,752,288)
Net decrease	(19,497)	$(333,535)	(90,830)	$(1,577,110)

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	147,511	$3,336,638	436,093	$7,734,573
Shares issued in connection with
reinvestment of distributions	—	—	28,589	508,886
	147,511	3,336,638	464,682	8,243,459
Shares repurchased	(167,452)	(3,586,685)	(397,981)	(6,921,942)
Net increase (decrease)	(19,941)	$(250,047)	66,701	$1,321,517

	SIX MONTHS ENDED 10/31/20		YEAR ENDED 4/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	912,137	$18,968,459	2,128,098	$37,001,393
Shares issued in connection with
reinvestment of distributions	—	—	62,849	1,116,829
	912,137	18,968,459	2,190,947	38,118,222
Shares repurchased	(1,265,123)	(29,084,487)	(1,715,404)	(29,660,424)
Net increase (decrease)	(352,986)	$(10,116,028)	475,543	$8,457,798

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

40 Sustainable Future Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/20	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$42,887,835	$195,747,254	$200,078,989	$59,033	$38,556,100
Putnam Short Term
Investment Fund**	16,143,591	74,206,781	79,579,953	28,570	10,770,419
Total Short-term
investments	$59,031,426	$269,954,035	$279,658,942	$87,603	$49,326,519

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Sustainable Future Fund 41

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$221,188	Payables	$15,788
Total		$221,188		$15,788

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(380,136)	$(380,136)
Total	$(380,136)	$(380,136)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(11,021)	$(11,021)
Total	$(11,021)	$(11,021)

42 Sustainable Future Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency	$78,413	$73,543	$32,744	$22,614	$—	$13,874	$221,188
contracts#
Total Assets	$78,413	$73,543	$32,744	$22,614	$—	$13,874	$221,188
Liabilities:
Forward currency	—	—	—	—	15,788	—	15,788
contracts#
Total Liabilities	$—	$—	$—	$—	$15,788	$—	$15,788
Total Financial
and Derivative	$78,413	$73,543	$32,744	$22,614	$(15,788)	$13,874	$205,400
Net Assets
Total collateral	$—	$73,543	$—	$—	$—	$—
received (pledged)†##
Net amount	$78,413	$—	$32,744	$22,614	$(15,788)	$13,874
Controlled collateral
received (including	$—	$110,000	$—	$—	$—	$—	$110,000
TBA commitments)*
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—
commitments)*

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Sustainable Future Fund 43

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended April 30, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended April 30, 2020 and the issuance of KPMG LLP’s report thereon.

44 Sustainable Future Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
	Robert T. Burns	Denere P. Poulack
Custodian	Vice President and	Assistant Vice President, Assistant
State Street Bank	Chief Legal Officer	Clerk, and Assistant Treasurer
and Trust Company
	James F. Clark	Janet C. Smith
Legal Counsel	Vice President, Chief Compliance	Vice President,
Ropes & Gray LLP	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Sustainable Future Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA075 323546 12/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020